                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-118341) of Idenix Pharmaceuticals, Inc. of our report dated March 11, 2005, relating to the consolidated financial statements, which appears in in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 14, 2005